Rule 497(e)
File Nos. 333-72042; 811-10559

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
SEPARATE ACCOUNT ELEVEN
HV-3574 – PremierSolutions Standard
HV-5244 – PremierSolutions Standard (Series II)
HV-5795 – PremierSolutions Standard (Series A)
HV-6779 – PremierSolutions Standard (Series A-II)

Supplement dated April 3, 2026 to Prospectuses dated May 1, 2025

This supplement amends the following information in the above-referenced product Prospectuses:

•Expense (effective February 1, 2026) and name (effective February 1, 2026) information for the MassMutual Core Bond Fund.
•Name (effective February 1, 2026) information for the MassMutual Short-Duration Bond Fund.

Accordingly, prior information for the above funds in the “Appendix A – Underlying Funds” section of the Prospectuses is updated as follows (all other information in the “Appendix A – Underlying Funds” section of the Prospectuses remains unchanged):

UNDERLYING FUND TYPE	UNDERLYING FUND AND ADVISER/SUBADVISER	CURRENT EXPENSES	AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2024)
			1 YEAR	5 YEARS (or since inception)	10 YEARS (or since inception)
US Fund Intermediate Core Bond	MML Barings Core Bond Fund – Class R4* (Effective February 1, 2026, MassMutual Core Bond Fund was renamed MML Barings Core Bond Fund)	0.78%	3.39%	0.08%	1.37%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC
US Fund Short-Term Bond	MML Barings Short-Duration Bond Fund – Class R4* (Effective February 1, 2026, MassMutual Short-Duration Bond Fund was renamed MML Barings Short-Duration Bond Fund)	0.91%	7.49%	1.31%	1.71%
	Adviser: MML Investment Advisers, LLC
	Subadviser: Barings LLC
* Denotes Underlying Funds and their investment advisers that have entered into temporary expense reimbursements and /or fee waivers. See the prospectus for the Underlying Fund for further information.

Please read this Supplement carefully and retain it for future reference.

2025-PROSUPP-52